UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)

Information Required in a Proxy Statement

Schedule 14a  Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST EAGLE FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

IMPORTANT
PROXY
INFORMATION

August xx, 2015

Dear Shareholder:

We are writing to inform you of a Special Meeting of Shareholders of the First Eagle Funds, a group of eight portfolios (First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America, and First Eagle Absolute Return Fund), scheduled for 9:30 a.m. Eastern time on [day], October [date], 2015, at [ ]. The First Eagle Funds are each individually referred to here as a "First Eagle Fund" or "Fund," or, alternatively, by their individual Fund name and collectively, the "Funds" or the "Trust."

The Meeting is required because of the prospective change of ownership of the parent company of FEIM and has been called in order to vote on three proposals. As a shareholder of the Funds, you have the opportunity to voice your opinion on these matters.

Proposal 1 (All Funds):

To seek shareholder approval of "new" advisory agreements for the Funds that will continue the existing advisory arrangement with First Eagle Investment Management, LLC ("FEIM" or the "Adviser") subsequent to the prospective change of ownership (the "Transaction") of the parent company of FEIM, Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"). In the Transaction, an entity ("Buyer") owned by a consortium of funds advised or managed by Blackstone Management Partners L.L.C. (and its affiliates) and Corsair Capital, LLC (and its affiliates) and certain co-investors proposes to directly acquire a majority of the outstanding equity of ASB Holdings such that Buyer will indirectly acquire a majority interest in FEIM. The acquisition will occur via the merger of ASB Holdings with a newly-formed subsidiary of Buyer, with ASB Holdings being the surviving company in the merger and continuing as a majority-owned subsidiary of Buyer. The transaction includes the sale by funds affiliated with TA Associates, L.P. of their entire investment in FEIM.

Proposal 2 (First Eagle Fund of America only):

To seek shareholder approval of a "new" subadvisory agreement for First Eagle Fund of America that will continue the existing subadvisory arrangements between FEIM and Iridian Asset Management LLC ("Iridian"

or the "Subadviser") subsequent to the termination of FEIM's advisory agreement for the Fund as a result of the Transaction.

Proposal 3 (All Funds):

To seek election of a member of the Board of Trustees of the Trust.

Please note:

•  Assuming the proposals to continue FEIM's advisory agreements and to continue the subadvisory agreement between FEIM and Iridian are approved, after the Transaction FEIM will continue to serve as investment adviser to the Funds, and Iridian will continue to serve as the subadviser to First Eagle Fund of America with no change in terms or service levels.

•  There will be no change in investment personnel in connection with the Transaction. FEIM intends that the same portfolio managers will continue to manage the Funds:

Name of Fund	Portfolio Managers
First Eagle Global Fund	Messrs. McLennan and Brooker
First Eagle Overseas Fund	Messrs. McLennan and Brooker
First Eagle U.S. Value Fund	Messrs. McLennan, Brooker and Lamphier
First Eagle Gold Fund	Mr. McLennan
First Eagle Global Income Builder Fund	Messrs. Caputo, Hordon, Meigs and Slein
First Eagle High Yield Fund	Messrs. Meigs and Slein
First Eagle Fund of America	Messrs. Levy, Stone and Cohen
First Eagle Absolute Return Fund	Messrs. McKoan and Ning

•  There will be no change in your share ownership in the Funds or the advisory fees charged to the Funds in connection with the Transaction.

•  There will be no change in investment objective and policies in connection with the Transaction.

•  The Funds will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE TRUST'S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE FUNDS' ADVISORY ARRANGEMENTS WITH FEIM AND CONTINUING THE SUBADVISORY ARRANGEMENT BETWEEN FIRST EAGLE FUND OF AMERICA AND IRIDIAN ARE IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. THE BOARD ALSO BELIEVES THAT ELECTION OF ITS NOMINEE

TO SERVE AS TRUSTEE OF THE TRUST IS IN THE BEST INTEREST OF THE FUNDS AND THEIR SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH OF THE PROPOSALS.

The Trust has enlisted the services of [___________] (the "Solicitor"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote.

You will find more information about this matter in the following "Question and Answer" pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at [__________].

We appreciate your time and continued commitment to First Eagle Funds.

Sincerely,

JOHN P. ARNHOLD
President
First Eagle Funds

This page was intentionally left blank.

Important Notice

August [ ], 2015

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

Q&A

QUESTIONS AND ANSWERS

Q:  Why am I Receiving this Proxy Statement?

A:  The purpose of this Proxy Statement is to seek the approval by First Eagle Funds' shareholders 1) of the advisory arrangements with FEIM subsequent to the prospective change of ownership of FEIM's parent company, 2) of the subadvisory arrangement between the Fund of America and Iridian, and 3) to elect a member of the Trust's Board of Trustees. If the advisory agreements are approved, they will take effect as of the closing of the Transaction.

Q:  Why am I being asked to vote on new Advisory Agreements and a new Subadvisory Agreement?

A:  A shareholder vote on Proposal 1 and Proposal 2 is required because of the prospective change of ownership of ASB Holdings. That transaction will be considered to result in an "assignment" of the advisory agreements. An "assignment" is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the advisory agreements and require that we seek approval from First Eagle Funds' shareholders to continue them as "new" agreements (herein referred to as "New Advisory Agreements"). Approval of the subadvisory agreement as a "new" subadvisory agreement (herein referred to as "New Subadvisory Agreement") is needed because the current subadvisory agreement will terminate when the FEIM advisory agreement for First Eagle Fund of America terminates. The Board of Trustees of the First Eagle Funds is seeking your approval of the new agreements to continue the advisory arrangements with FEIM as well as to continue the subadvisory arrangement between FEIM and Iridian.

Substantially all the terms and conditions of the current advisory arrangements with FEIM, including FEIM's total fees for its advisory services, will remain the same under the new advisory agreements. Furthermore, substantially all the terms and conditions of the current subadvisory arrangements with Iridian, including Iridian's total fees for its subadvisory services, will remain the same under the new subadvisory agreement.

Q:  How will Proposal 1 affect me as a Fund Shareholder?

A:  The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Funds. FEIM will continue to serve as First Eagle Funds' investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

Q:  How will Proposal 2 affect me as a Fund Shareholder?

A:  The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Fund of America. FEIM will continue to serve as First Eagle Fund of America's investment adviser and Iridian will continue to serve as the Fund's Subadviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage First Eagle Fund of America in accordance with the same investment objectives and policies. The Board believes continuing the subadvisory arrangements will be beneficial to First Eagle Fund of America and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of Iridian currently managing the Fund.

Q:  How do the proposed new Advisory Agreements and new Subadvisory Agreement differ from the current arrangements?

A:  The terms and conditions of the new advisory agreements and the new subadvisory agreement are substantially similar to those under the current arrangements. There is no change in the advisory fees paid to either the Adviser or the Subadviser.

Q:  Will the Adviser, Subadviser and Portfolio Managers remain the same?

A:  Yes. The Adviser will continue to serve as First Eagle Funds' investment adviser. Iridian will continue to serve as Subadviser to First Eagle Fund of America. The same portfolio managers will continue to manage the Funds. Looking ahead, you can expect the same level of management expertise and high quality service to which you've grown accustomed as a shareholder of the First Eagle Funds.

Q:  Why am I being asked to elect a member of the Trust's Board of Trustees?

A:  One of your Trustees, Lisa Anderson, was appointed to serve as a Trustee by action of the Board of Trustees (in December 2005). However, she has not yet been considered for service on the Board of Trustees by the shareholders. Accordingly, the Board of Trustees nominates Ms. Anderson for your consideration to continue to serve as a member of your Board of Trustees.

Q:  How can I vote?

A:  To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•  By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•  In Person. Shareholders can also vote in person at the meeting.

Q:  How does the Board recommend that I vote?

A:  After careful consideration, the Board recommends that you vote 1)

"FOR" the approval of the new advisory agreements with FEIM, 2) "FOR" the approval of the new subadvisory agreement between First Eagle Fund of America and Iridian, and 3) "FOR" Lisa Anderson to continue to serve as a Trustee of the Trust.

Q:  Will my vote make a difference?

A:  Yes. Your vote is needed to ensure that the proposals are approved so that the advisory agreements and subadvisory agreement are continued. Your vote is also important to the election of the Board's nominee to continue to serve on the Trust's Board of Trustees. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the First Eagle Funds.

Q:  How do I contact you?

A:  If you have any questions, call [_________] toll-free at [__________].

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

FIRST EAGLE FUNDS

1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

Notice of Special Meeting of Shareholders of First Eagle Funds
to be Held on October [date], 2015

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of First Eagle Funds (the "Trust" or "Funds") for use at the Special Meeting of Shareholders of First Eagle Funds to be held on October [date], 2015 at 9:30 a.m. Eastern time at [                ], including any adjournment thereof (the "Meeting"), for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about August [date], 2015 to shareholders of record of First Eagle Funds (the "Shareholders") on August 18, 2015 (the "Record Date"). Note that as to the First Eagle Absolute Return Fund, we may determine to schedule a vote at an earlier meeting date.

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the three proposals as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy (i) to the Trust at any time prior to the Meeting or (ii) to the Secretary of the Meeting at the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The cost of this solicitation will not be borne by the First Eagle Funds. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be largely by mail, but may include telephonic or oral communications by [_______] (the "Solicitor"), a professional proxy solicitation firm retained by the First Eagle Funds to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be $[ ], which again will be at no cost to the First Eagle Funds or their Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of DST Systems Inc., the First Eagle Funds' transfer agent, may also contact you (also at no cost to the First Eagle Funds).

General Information about First Eagle Funds

First Eagle Funds is a group of eight portfolios: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America, and First Eagle Absolute Return Fund (each individually referred to as a "First Eagle Fund" or "Fund," or, alternatively, by their individual Fund name and collectively, the "Funds" or the "Trust").

The Trust is a Delaware statutory trust and is a successor business to several Maryland and other businesses that were reorganized into the Trust over time. Each Fund is a separate portfolio of assets and has a different investment objective.

The Trust's investment adviser is First Eagle Investment Management, LLC ("FEIM" or the "Adviser"), a registered investment adviser. The Trust's principal underwriter is FEF Distributors, LLC ("FEF Distributors" or the "Distributor"), a registered broker-dealer located in New York. FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of Delaware.

The Trust's custodian is State Street Bank & Trust Company, Kansas City, MO; and its transfer agent is DST Systems, Inc., Kansas City, MO. The Subadviser to First Eagle Fund of America is Iridian Asset Management LLC, Westport, CT ("Iridian" or the "Subadviser"). PricewaterhouseCoopers LLP ("PwC"), New York, NY serves as the Trust's independent registered public accountant; for more information regarding PwC, see Appendix A.

The portfolio management teams for First Eagle Funds are as follows:

Name of Fund	Portfolio Managers
First Eagle Global Fund	Messrs. McLennan and Brooker
First Eagle Overseas Fund	Messrs. McLennan and Brooker
First Eagle U.S. Value Fund	Messrs. McLennan, Brooker and Lamphier
First Eagle Gold Fund	Mr. McLennan
First Eagle Global Income Builder Fund	Messrs. Caputo, Hordon, Meigs and Slein
First Eagle High Yield Fund	Messrs. Meigs and Slein
First Eagle Fund of America	Messrs. Levy, Stone and Cohen
First Eagle Absolute Return Fund	Messrs. McKoan and Ning

More details regarding the Funds are available in the Prospectuses and Statements of Additional Information and in the most recent Annual and Semi-Annual reports. A copy of the Trust's Annual Reports for the fiscal year ended October 31, 2014 was mailed to Shareholders on or about December 30, 2014, and a copy of the Trust's Semi-Annual Reports for the semi-annual period ended April 30, 2015, was mailed to Shareholders on or about June 30, 2015. A copy of these Annual and Semi-Annual Reports is available at no charge upon written request to the First Eagle Funds, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-334-2143 (please specify the Fund(s) you own when you make your request). At the close of business on the Record Date, the net assets of the Trust were $ [ ] for First Eagle Global Fund, $ [ ] for First Eagle Overseas Fund, $ [ ] for First Eagle U.S. Value Fund, $ [ ] for First Eagle Gold Fund, $ [ ] for First Eagle Global Income Builder Fund, $ [ ] for First Eagle High Yield Fund, $ [ ] for First Eagle Fund of America, and $ [ ] for First Eagle Absolute Return Fund.

A shareholder suit has been filed against FEIM alleging that the investment advisory fees charged breached its fiduciary duty with respect to the First Eagle Global Fund and the First Eagle Overseas Fund. FEIM believes the case to be absolutely without merit, that the allegations are factually incorrect, and is contesting the suit strongly.

Proposal 1:

Interest of Certain Persons in the Approval of the New Advisory Agreements

As the Adviser and the Funds are the parties to the New Advisory Agreements, persons associated with the Adviser and the Funds – including each of the trustees of the Board and the executive officers of the Trust – may be viewed as having an interest in the outcome of this Meeting. Two of the Board's trustees, Mr. John Arnhold and Mr. Jean-Marie Eveillard, are employed by the Adviser and are thus not considered to be "independent" under applicable law. Each of Mr. Arnhold and Mr. Eveillard also has an ownership interest in ASB Holdings and Mr. Eveillard has an ownership interest in the Adviser. All of the officers of the Trust are employees of the Adviser.

Additionally, certain of the officers of the Trust have ownership interests in ASB Holdings and the Adviser. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. (Such interest does not include any interest arising from the ownership of securities of the Trust where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class.)

Proposal 2:

Interest of Certain Persons in the Approval of the New Subadvisory Agreement

As the Adviser and the Subadviser are the parties to the New Subadvisory Agreement, persons associated with the Adviser and the Subadviser – including each of the executive officers of the Trust – may be viewed as having an interest in the outcome of this meeting in light of his or her relationship with or employment at the Adviser and/or ownership of securities of ASB Holdings, the parent company of the Adviser. Two of the Board's trustees, Mr. John Arnhold and Mr. Jean-Marie Eveillard, are employed by the Adviser and are thus not considered to be "independent" under applicable law. Each of Mr. Arnhold and Mr. Eveillard also has an ownership interest in ASB Holdings and Mr. Eveillard has an ownership interest in the Adviser. Messrs. Levy, Cohen and Stone may be viewed as interested in the New Subadvisory Agreement in light of the fact that they are employees of the Subadviser, the portfolio managers of First Eagle Fund of America, and have an ownership interest in the Subadviser.

Additionally, certain of the officers of the Trust have ownership interests in ASB Holdings and the Adviser. With the exception of those officers and the trustees mentioned above, no other person, or any associate thereof, who has been a trustee or executive officer of the Trust at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. (Such interest does not include any interest arising from the ownership of securities of the Trust or First Eagle Fund of America where the shareholder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class.)

Summary of the Business of the Meeting

During the Meeting, First Eagle Funds' Shareholders will vote on whether to approve Proposal 1, Proposal 2 and Proposal 3. The Trustees may elect to withdraw any of the proposals from consideration, but anticipate doing so only in the event that the Transaction is called off or otherwise does not close.

Who Votes?

All First Eagle Funds Shareholders are being asked to vote on Proposal 1 and Proposal 3 and additionally, Shareholders of First Eagle Fund of America are being asked to vote on Proposal 2. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment

Proposal 1:

A quorum of each Fund's Shareholders is necessary to hold a valid meeting. The quorum and the vote will be Fund by Fund. For each Fund, a quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of that Fund on the Record Date are present in person or by proxy at the Meeting. Abstentions and "broker non-votes" (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the New Advisory Agreements are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Fund represented at the Meeting in person or by proxy. For each Fund, the persons named as proxies will vote those proxies that they are entitled to vote

FOR the New Advisory Agreements in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Advisory Agreements against such an adjournment. For each Fund, a Shareholder vote may be taken on the New Advisory Agreements prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proposal 2:

A quorum of First Eagle Fund of America Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of First Eagle Fund of America on the Record Date are present in person or by proxy at the Meeting. Abstentions and "broker non-votes" (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting with respect to the Fund or a quorum is present but sufficient votes to approve the New Subadvisory Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the New Subadvisory Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the New Subadvisory Agreement against such an adjournment. A Shareholder vote may be taken on the New Subadvisory Agreement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Proposal 3:

A quorum of the Trust's Shareholders is necessary to hold a valid meeting. The quorum and the vote will be determined on the Trust level. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Trust on the Record Date are present in person or by proxy at the Meeting. Abstentions and "broker non-votes" (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to elect the Board's nominee as Trustee are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the applicable Funds represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the election of the nominee in favor of such an adjournment and will vote those proxies required to be voted AGAINST the election of the nominee against such an adjournment. A Shareholder vote may be taken on the nomination prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Necessary to Approve Proposal 1, Proposal 2 and Proposal 3

Voting will be Fund by Fund, except that for Proposal 3, voting will be at the Trust level (i.e., by Shareholders of all Funds voting together). Approval of Proposal 1 and Proposal 2 requires, in each case, the affirmative vote of the lesser of (a) 67% or more of the voting securities entitled to vote that are present at the meeting for the particular proposal, if the holders of more than 50% of the outstanding shares are present or represented by proxy (the "two-thirds cast requirement"), or (b) the vote of more than 50% of the outstanding voting securities entitled to vote (the "majority outstanding requirement"). The election of a Trustee (Proposal 3) requires the affirmative vote of a plurality of the shares entitled voted. As already described, Proposal 1 will be voted on by all First Eagle Funds' Shareholders on a Fund by Fund basis; Proposal 2 will be voted on by First Eagle Fund of America's shareholders; and Proposal 3 will be voted on by Shareholders of all Funds voting together. Each share of First Eagle Funds is entitled to one vote for each dollar of net asset value of such share owned by a Shareholder. Shares for fractional dollar amounts vote proportionally.

For the purposes of the vote to be held at this Meeting, and under applicable broker-dealer regulation, if a broker holds shares in its name, the broker will not be entitled to vote those shares unless it has received instructions from the Shareholder on whose behalf the shares are held. The exception is that a broker may be entitled to vote shares as to the election of a Trustee under Proposal 3. A "broker non-vote" occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the vote concerns business that is non-routine.

Abstentions and broker non-votes are counted as present, but are not considered votes cast at the Meeting. As a result, the abstentions and broker non-votes for each particular proposal will have the same effect as a vote against Proposals 1 and 2. Abstentions and broker non-votes will have no effect on the outcome of the election of the nominee as Trustee under Proposal 3, where the required vote is a simple plurality.

If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast or fails to indicate how the votes should be cast for some of the proposals, the proxy will be voted in favor of the proposal(s) for which instructions were not provided by the Shareholder.

A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Trust expressly revoking his or her proxy, (ii) by signing and forwarding to the Trust a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

At the close of business on the Record Date there were [ ] shares of First Eagle Funds outstanding and entitled to vote, representing [number of votes]. Although approval of the New Advisory Agreements and the New Subadvisory Agreement do not require a class-by-class vote, U.S. Securities and Exchange Commission ("SEC") regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of each class of shares of First Eagle Funds outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

Portfolio	Number of Shares	Number of Votes
First Eagle Global Fund—Class A
First Eagle Global Fund—Class C
First Eagle Global Fund—Class I
First Eagle Overseas Fund—Class A
First Eagle Overseas Fund—Class C
First Eagle Overseas Fund—Class I
First Eagle U.S. Value Fund—Class A
First Eagle U.S. Value Fund—Class C
First Eagle U.S. Value Fund—Class I
First Eagle Gold Fund—Class A
First Eagle Gold Fund—Class C
First Eagle Gold Fund—Class I
First Eagle Global Income Builder Fund—Class A
First Eagle Global Income Builder Fund—Class C
First Eagle Global Income Builder Fund—Class I
First Eagle High Yield Fund—Class A
First Eagle High Yield Fund—Class C
First Eagle High Yield Fund—Class I
First Eagle Fund of America—Class A
First Eagle Fund of America—Class C
First Eagle Fund of America—Class Y
First Eagle Fund of America—Class I

Portfolio	Number of Shares	Number of Votes
First Eagle Absolute Return Fund—Class A
First Eagle Absolute Return Fund—Class C
First Eagle Absolute Return Fund—Class I

Security Ownership of Certain Beneficial Owners and Management

Appendix B contains information regarding ownership of the outstanding securities of First Eagle Funds by certain beneficial owners and management of the Trust. There are no arrangements known to the Trust, including any pledge by any person of securities of First Eagle Funds or any of its parents, the operation of which may at a subsequent date result in a change in control of the First Eagle Funds.

PROPOSALS TO APPROVE THE ADVISORY AGREEMENTS WITH FIRST EAGLE INVESTMENT MANAGEMENT, LLC ("FEIM" OR THE "ADVISER"), TO APPROVE THE SUBADVISORY AGREEMENT WITH IRIDIAN ASSET MANAGEMENT LLC FOR FIRST EAGLE FUND OF AMERICA, AND TO ELECT A MEMBER OF THE BOARD OF TRUSTEES OF THE TRUST.

Proposal 1:

At the Meeting, you will be asked to approve "new" advisory agreements that operate to continue the advisory services to the First Eagle Funds. A general description of the New Advisory Agreements and a comparison of the Agreements with the existing arrangements are included below. Forms of the New Advisory Agreements are attached hereto as Appendix C. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in Appendix D.

A shareholder vote is required because of the prospective change of ownership of ASB Holdings. That transaction will be considered to result in an "assignment" of the advisory agreements. An "assignment" is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. mutual funds, will terminate the advisory agreements and require that we seek approval from First Eagle Funds' shareholders to continue them as "new" agreements.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Funds. FEIM will continue to serve as First Eagle Funds' investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

Background and Information on the Transaction

The closing of the Transaction is subject to certain conditions. These include satisfaction of customary representations and warranties, satisfaction of certain governmental waiting periods and consents, the absence of any regulatory disqualifications or materially adverse regulatory events, and continuation by FEIM of a specified level of revenue at closing. The revenue condition effectively conditions closing on at least the larger Funds approving the new advisory agreements. Closing is scheduled for the fourth quarter of 2015.

Information about Blackstone and Corsair

Blackstone is one of the world's leading investment firms. Blackstone's asset management businesses include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Blackstone's private equity segment, established in 1987, is a global business with approximately 215 investment professionals managing $92.0 billion of total assets under management as of June 30, 2015.

Corsair Capital LLC, which includes a highly regarded global private equity platform, is a leading global investor in the financial services industry. Corsair was founded in 1992 and has invested across a range of geographies and cycles, and in substantially all of the subsectors of the financial services industry including payments, insurance, asset management, depository institutions, and specialty finance in North America, Western Europe, and the Emerging Markets of Asia, Latin America and Central Europe.

Proposal 2:

At the Meeting, you will be asked to approve a "new" subadvisory agreement that operates to continue Iridian's investment subadvisory services to First Eagle Fund of America. A general description of the New Subadvisory Agreement and a comparison of the New Subadvisory Agreement with the existing arrangements are included below. The form of the New Subadvisory Agreement is attached hereto as Appendix E. A table detailing the name, address and principal occupation of the principal executive officers and each director of the Subadviser can be found in Appendix F.

Continuation of the subadvisory agreement as a "new" subadvisory agreement is needed because the current subadvisory agreement will terminate when the FEIM advisory agreement for First Eagle Fund of

America terminates. Accordingly, the Board of Trustees of the First Eagle Funds is seeking your approval to continue the subadvisory arrangement between FEIM and Iridian.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to First Eagle Fund of America. FEIM will continue to serve as First Eagle Fund of America's investment adviser with no change in terms or service levels. In addition, the same portfolio managers will continue to manage First Eagle Fund of America in accordance with the same investment objectives and policies. The Board believes continuing the subadvisory arrangement will be beneficial to First Eagle Fund of America and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of Iridian currently managing the Fund.

Existing Advisory and Subadvisory Agreements Background

First Eagle Funds are managed by First Eagle Investment Management, LLC, a subsidiary of ASB Holdings. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of June 30, 2015, the Adviser had approximately $99.7 billion under management. The Adviser's address is 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers currently managing the Funds are:

Name of Fund	Portfolio Managers
First Eagle Global Fund	Messrs. McLennan and Brooker
First Eagle Overseas Fund	Messrs. McLennan and Brooker
First Eagle U.S. Value Fund	Messrs. McLennan, Brooker and Lamphier
First Eagle Gold Fund	Mr. McLennan
First Eagle Global Income Builder Fund	Messrs. Caputo, Hordon, Meigs and Slein
First Eagle High Yield Fund	Messrs. Meigs and Slein
First Eagle Fund of America	Messrs. Levy, Stone and Cohen
First Eagle Absolute Return Fund	Messrs. McKoan and Ning

Matthew McLennan. Mr. McLennan is Head of the First Eagle Global Value Team, manages Global Fund and Overseas Fund with Mr. Brooker, manages U.S. Value Fund with Messrs. Brooker and Lamphier and is the manager of Gold Fund. Mr. McLennan joined the Adviser in September 2008, after having held various senior positions with Goldman Sachs Asset

Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker. Mr. Brooker manages Global Fund and Overseas Fund with Mr. McLennan and manages U.S. Value Fund with Messrs. McLennan and Lamphier. Mr. Brooker joined the Adviser in January 2009 and is also a member of the First Eagle Global Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Matthew Lamphier. Mr. Lamphier manages U.S. Value Fund with Messrs. McLennan and Brooker. He joined the Adviser in May 2007 and is also a member of the First Eagle Global Value analyst team. Prior to that, Mr. Lamphier worked as a research analyst at various financial institutions, most recently, Trilogy Global Advisors.

Edward Meigs. Mr. Meigs joined the Adviser in 2011. Prior to serving as Portfolio Manager to the High Yield Fund and the Global Income Builder Fund, Mr. Meigs held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the predecessor fund to the High Yield Fund, since 2001, where he managed the predecessor fund since its inception.

Sean Slein. Mr. Slein joined the Adviser in 2011. Prior to serving as Portfolio Manager to the High Yield Fund and the Global Income Builder Fund, Mr. Slein held various portfolio management positions at Dwight Asset Management, LLC, the investment adviser to the predecessor fund to the High Yield Fund, since 2001, where he managed the predecessor fund since its inception.

Giorgio Caputo. Mr. Caputo is a Portfolio Manager to the Global Income Builder Fund and has been an Analyst, Senior Analyst and Portfolio Manager at the Adviser since he joined the firm in September 2009. Prior to joining the Adviser, Mr. Caputo was a Managing Director at JANA Partners, LLC.

Robert Hordon. Mr. Hordon is a Portfolio Manager to the Global Income Builder Fund, and has been an Analyst, Senior Analyst and Portfolio Manager at the Adviser since he joined the firm in July 2001.

Joel McKoan. Mr. McKoan joined the Adviser in April 2013. Prior to joining the Adviser, Mr. McKoan held various portfolio management positions at AllianceBernstein, including at different times as CIO and/or portfolio manager for the Enhanced Alpha Global Macro, Tail Hedge and Unconstrained Bond strategies. Also during his tenure at AllianceBernstein, he ran Global Credit Portfolio teams, with responsibility for Investment Grade and High Yield investments. Prior to joining AllianceBernstein in 2003, he was a managing director at UBS, where he served as the head of its North American Debt Syndicate as well as co-head of its Global Credit CDO group. Previously, Mr. McKoan was at predecessor firm PaineWebber and Kidder, Peabody & Co., where he was the co-head of Global Credit Trading and Research, head of Structured Credit, and formerly the head of Global Fixed Income Distribution. Mr. McKoan began his career at U.S. Trust as a credit analyst. Mr. McKoan received his B.A. from Yale University.

Michael Ning. Prior to joining the firm, Mr. Ning was Director of Research for the Absolute Return Group at AllianceBernstein, including the Enhanced Alpha Global Macro, Tail Hedge and Unconstrained Bond strategies. Before joining AllianceBernstein in 2004, Mr. Ning spent six years at Citigroup as a senior research analyst. He has expertise in the research, development and management of trading strategies across credits, rates and currencies. Mr. Ning received his PhD from Oxford University. He holds the Chartered Financial Analyst (CFA) designation.

Pursuant to an advisory agreement with the Funds, the Adviser is responsible for the management of each of the Funds' portfolios or, in the case of Fund of America, oversees and supervises the investment management services provided by the Subadviser.

In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%
Gold Fund	0.75%
Global Income Builder Fund	0.75%
High Yield Fund	0.70	%*
Fund of America	0.97	%**
Absolute Return Fund	0.85	%***

*  FEIM has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the High Yield Fund's net assets for the period January 1, 2015 to February 29, 2016. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.65%.

**  1.00% on the first $1.5 billion, 0.95% on the next $1 billion, 0.90% on the next $2.5 billion, and 0.85% on net assets in excess of $5 billion.

***  FEIM has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding certain items) of Class A, Class C and Class I shares of the Absolute Return Fund do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one year after the shares are made available to the general public. These waivers/reimbursements by the Adviser are subject to recoupment for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of the recoupment or reimbursement.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds and the Funds reimburse or pay fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). For Global Fund, Overseas Fund, U.S. Value Fund and Fund of America, the reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets and for Global Income Builder Fund, High Yield Fund and Absolute Return Fund this fee is an annual rate of 0.05% of the value of each Fund's average daily net assets.

Pursuant to a subadvisory agreement with the Adviser, Iridian Asset Management LLC ("Iridian" or the "Subadviser") manages the investments of Fund of America. Iridian is a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880. Harold J. Levy and Eric Stone are the portfolio managers primarily responsible for Fund of America. Mr. Levy was, as an employee of FEIM, a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since its inception in April 1987. David L. Cohen assists Mr. Levy and Mr. Stone and also is a portfolio manager of the Fund and, as an employee of FEIM was a portfolio manager of the Fund in its prior format as a series of the former First Eagle Funds Trust since 1989. Prior to 2002, Messrs. Levy and Cohen were employed by FEIM since 1985 and 1989, respectively. Iridian is wholly owned by entities controlled by Messrs. Levy and Cohen. Mr. Stone joined Iridian in April 2012 and for the three years prior to that, Mr. Stone worked as a portfolio manager with Plural Investments.

The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

History of the Advisory Agreements

Each Fund originally entered into an advisory agreement with FEIM immediately following that original agreement's approval by each Fund's Shareholders:

Name of Fund	Date of Shareholder Vote
First Eagle Global Fund	April 23, 2004
First Eagle Overseas Fund	April 23, 2004
First Eagle U.S. Value Fund	April 23, 2004
First Eagle Gold Fund	April 23, 2004
First Eagle Fund of America	April 23, 2004
First Eagle High Yield Fund	December 30, 2011
First Eagle Global Income Builder Fund	March 1, 2012
First Eagle Absolute Return Fund	April 30, 2014

The above dates were, in each case, the last time the Shareholders voted on the advisory arrangements with FEIM.

The Board recently approved the Advisory Agreements, in accordance with its annual review process, at a regularly scheduled Board meeting on December 12, 2014. (That is so for all of the Funds except Absolute Return Fund, whose Advisory Agreement was approved by the Board at its December 13, 2013 and March 25, 2014 meetings.)

History of the Subadvisory Agreement

The Adviser and the Subadviser entered into a subadvisory agreement with respect to First Eagle Fund of America immediately following that agreement's approval by First Eagle Fund of America Shareholders on September 18, 2009. That was the last time the Shareholders voted on the subadvisory arrangements with Iridian.

The Trust and First Eagle Fund of America make no direct payments to Iridian. Rather, Iridian's subadvisory fees are paid by the Adviser. The Trust and First Eagle Fund of America have made no material payments to the Subadviser or any affiliated person of the Subadviser during the last fiscal year of the Trust.

Fees:

Advisory and Subadvisory fees are paid monthly.

For the fiscal year ended October 31, 2014, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund and Fund of America paid investment advisory fees in the amount of $370,186,470, $110,867,303, $23,996,074, $10,066,417, $6,662,682, $8,065,680 and $28,461,249, respectively. For the period from May 14, 2014 to October 31, 2014, the Absolute Return Fund paid investment advisory fees in the amount of $99,649.

For the fiscal year ended October 31, 2014, in connection with subadvisory services provided to First Eagle Fund of America, the Adviser paid Iridian investment advisory fees in the amount of $13,130,729.

For the fiscal year ended October 31, 2014, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder, High Yield Fund, Fund of America and Absolute Return Fund also paid fees or reimbursed the Adviser for certain administrative and accounting in the amount of $4,225,096, $1,295,389, $300,828, $110,670, $410,450, $94,961, $236,705 and $5,862, respectively.

Parent of FEIM

FEIM is a subsidiary of ASB Holdings. ASB Holdings is a privately-owned holding company organized under the laws of the State of Delaware. It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 9% of the total outstanding) is indirectly owned by FEIM employees.

Officers and Directors of FEIM

The name of each officer or director of the Funds who is an officer, employee, director, general partner or shareholder of the investment adviser can be found in Appendix G.

The New Advisory Agreements

The terms and conditions of the New Advisory Agreements are substantially similar to the original Agreements. The fees payable to the Adviser under the new Agreements will be identical to the fees payable under the original Agreements.

In addition, the Adviser has assured the Board that it will continue to provide the same level of advisory services to First Eagle Funds under the New Advisory Agreements as it provided under the original Advisory Agreements. No arrangement or understanding was made in connection with the New Advisory Agreements with respect to the composition of the Board of the Trust or the Board of the Adviser or with respect to the selection or appointment of any person to any office with the Trust or the Adviser. Representatives of the Buyer will be represented on the Board of ASB Holdings.

Each of First Eagle Global, First Eagle Overseas, First Eagle U.S. Value, First Eagle Gold and First Eagle Absolute Return invests a portion of its assets through an offshore subsidiary that is wholly owned by the relevant Fund. FEIM also serves as investment adviser to each subsidiary under a subsidiary advisory agreement that is substantially similar to the corresponding agreements with the Funds. These subsidiary advisory agreements have been approved by the Trust's Board of Trustees to continue for the same term as the New Advisory Agreements. There will be no change in fees or other terms for the subsidiary advisory agreements.

The New Advisory Agreements ("New Advisory Agreements") are Substantially Similar to the Original Advisory Agreements ("Old Advisory Agreements")

Notwithstanding references to the New Advisory Agreements as "new," these agreements are substantially the same as the original Advisory Agreements. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreements. A copy of the form of the New Advisory Agreements is included in this Proxy Statement as an appendix. All material terms of the existing agreements are being carried forward, with a number of immaterial updates and corrections. You can refer to the appendix for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Agreements and the New Advisory Agreements do not change advisory service terms. Both the new agreement and existing arrangements provide that the Adviser will manage the investment and reinvestment of the assets of First Eagle Funds except for the First Eagle Fund of America, which will be managed by the Subadviser as described below. The New Advisory Agreements do not change the terms for dealing with securities brokers and dealers on behalf of the Fund and do not change the terms as to limitation of liability. In addition, the New Advisory Agreements do not change as to term (initial two-year term, with expected one-year terms after that), choice of law, continuance, and termination.

A few conforming changes will be made to some of the New Advisory Agreements. For example, the New Advisory Agreements for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America will be amended to include a provision that specifically permits the Adviser to contract with the

Fund to perform non-advisory services. This is solely a clarification and is already in the corresponding agreements for the other Funds.

The New Subadvisory Agreement

The terms and conditions of the New Subadvisory Agreement are substantially similar to the original subadvisory agreement (except that certain now irrelevant references to Iridian's former parent company have been removed). You can refer to the appendix for the complete terms.

The fees payable to Iridian under the New Subadvisory Agreement will be identical to the fees payable to Iridian for subadvisory services under the original subadvisory agreement. Those fees will continue to be paid by the Adviser and, under the New Subadvisory Agreement, there will be no increase in the total advisory fees borne by Shareholders.

In addition, the Subadviser has assured the Board that it will continue to provide the same level of subadvisory services to First Eagle Fund of America under the New Subadvisory Agreement as it provided under the original subadvisory agreement. No arrangement or understanding was made in connection with the New Subadvisory Agreement with respect to the composition of the Board of the Trust or the Board of the Subadviser or with respect to the selection or appointment of any person to any office with either such company, except that representatives of the Buyer will be represented on the Board of ASB Holdings.

The New Subadvisory Agreement ("New Subadvisory Agreement") is Substantially Similar to the Original Subadvisory Agreement ("Old Subadvisory Agreement")

Notwithstanding references to the New Subadvisory Agreement as "new," this agreement is substantially the same as the original subadvisory agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Subadvisory Agreement. A copy of the form of the New Subadvisory Agreement is included in this Proxy Statement as an appendix. You can refer to that appendix for the complete terms.

There will be no change in the schedule of fees payable to the Subadviser for investment advisory services under the New Subadvisory Agreement and the New Subadvisory Agreement does not change advisory service terms. Both the new agreement and existing arrangements provide that subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of First Eagle Fund of America. The New Subadvisory Agreements do not change the terms for dealing with securities brokers and dealers on behalf of the Fund and do not change the terms as to limitation of liability. In addition, the New Subadvisory

Agreements do not change as to term, choice of law, continuance, and termination.

Board Considerations

Board Considerations for Proposal 1

At a meeting held on August 5, 2015, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreements.

In its deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreements, the Board also considered information it had received in December 2014 and, with respect to the First Eagle Absolute Return Fund, December 2013 and March 2014, in connection with the existing advisory arrangements.

In response to a letter from the Independent Trustees requesting information about the Transaction and the New Advisory Agreements and other new arrangements and plans, the Board received materials specifically relating to material terms of the existing advisory arrangements and New Advisory Agreements. These materials, together with materials previously requested and received, included (i) information on the investment performance of First Eagle Funds and a selected peer group of other mutual funds and certain institutional client accounts managed by the Adviser (or Iridian in the case of First Eagle Fund of America), all in relation to appropriate market indices (ii) total fees payable to the Adviser and expenses borne by First Eagle Funds, if any, and (iii) the economic outlook and the general investment outlook in the markets in which First Eagle Funds invest.

In addition, the Board received materials relating to the organizational structure and business of the Adviser, including at the August 2015 meeting describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Buyer, was reviewed as well. Representatives of the Buyer attended the August 2015 meeting, and the Board was advised that the Buyer will exercise its oversight of FEIM's business at the level of the parent company board of directors and will not be involved in the day-to-day management of FEIM. The Buyer also advised that no change in investment processes is anticipated as a result of the Transaction.

Prior to approving the New Advisory Agreements, the Independent Trustees met in Executive Session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information about each Fund, the Buyer and the

Transaction and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm's-length, and that the approval of the agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to approve the agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided by the Adviser to the Funds and considered that the services were not expected to change in connection with the Transaction. The Adviser provides the Funds with investment research, advice and supervision and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser, including for the newer Funds the extensive work performed by the Adviser in developing a Fund's planned investment program, and the institutional resources available to the Adviser. The Trustees commented on the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group over the course of the year and noted that it was anticipated that the portfolio managers would not change in connection with the Transaction.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Outperformance for some Funds over the various periods listed below was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar and Lipper Category averages (all periods ending as of June 30, 2015):

°  First Eagle Global Fund: Outperformed composites over the trailing 1-, 3-, 5- and 10-year periods; outperformed peer group median over the trailing 5- and 10-year periods; outperformed benchmark over the trailing 10-year period.

°  First Eagle Overseas Fund: Outperformed composites over the trailing 1- and 10-year periods; outperformed peer group median over the trailing 1- and 10-year periods; outperformed benchmark over the trailing 1- and 10- year periods.

°  First Eagle U.S. Value Fund: (No outperformace noted).

°  First Eagle Gold Fund: Outperformed composites, benchmark, and peer group median over the trailing 1-, 3-, 5-, and 10-year periods.

°  First Eagle Global Income Builder Fund: Outperformed composites and one of its two benchmarks over the trailing 3-year period.

°  First Eagle High Yield Fund: Outperformed composites over the trailing 1-, 3- and 5- year periods (both composites for the 1- and 5- year periods; one composite for the 3- year period).

°  First Eagle Fund of America: Outperformed composites over the trailing 1-, 3-, 5- and 10- year periods (both composites in all periods and one composite in the 1-year period), outperformed peer group median over the trailing 10-year period; outperformed benchmark over the trailing 3- and 10-year periods.

The Trustees commented on (and management discussed) the generally less favorable one-year relative performance results for First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America though stronger one-year relative results were noted for First Eagle Overseas Fund and First Eagle Gold Fund. Losses on an absolute basis over the prior year were noted for all Funds except First Eagle Fund of America. Contributors to the lagging one-year results (both with and without the impact of higher than median cash positions) were discussed.

As to First Eagle Absolute Return Fund, the Trustees had access to performance information regarding certain peer mutual funds identified by an independent third party data provider (at the March 2014 Board meeting), as well as performance information for a private fund operated by the Adviser and managed by the same Portfolio Managers. Actual performance to date for First Eagle Absolute Return Fund itself was viewed as too short-term to be meaningful.

•  Performance for each Fund was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third party data provider in connection with the review of the arrangements between the Funds and the Adviser and a summary of such report prepared by Management. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees noted fee schedule "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time. The Trustees also considered waived advisory fees to date from First Eagle Global Income Builder Fund and First Eagle High Yield Fund and noted that, while no waivers had been in effect for 2014, the Adviser had agreed to waive 0.05% of its advisory fee for First Eagle High Yield Fund from January 1, 2015 through February 29, 2016. The advisory fee waiver in respect of First Eagle Absolute Return Fund was noted as part of the Adviser's undertaking to limit expenses at inception. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser (or of Iridian in the case of First Eagle Fund of America) with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships, and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees considered representations that there will not be any unfair burden imposed on the Funds in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction. The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyer were not anticipated to have meaningful service or trading relationships with the Funds.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for most of the Funds (excluding Gold Fund) had decreased relative to the prior year and reviewed the causes of those decreases. For each Fund (excluding Gold Fund), the principal contributing factor for this decrease is an increase in average net assets over the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees again noted the fee schedule "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time and the fee waiver implemented for First Eagle High Yield Fund effective January 1, 2015. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be. The Trustees noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. Further scale as a result of the Transaction was considered but viewed as speculative.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear strong, although not excessive and commensurate with the Funds' performance, based on the information provided at the meeting. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in industry leading technologies. Representatives of the Buyer emphasized that they likewise support continued investment in the business. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel. The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction. The Trustees also considered the financial structural of the Transactions including the level of leverage that would be taken on by the Adviser's parent company.

The Board recommends that Shareholders vote "FOR" approval of the New Advisory Agreements.

* * *

Board Considerations for Proposal 2

At a meeting held on August 5, 2015, the Board, including the Independent Trustees, approved the New Subadvisory Agreement.

In its deliberations, in addition to information provided by the Adviser and Iridian specifically in connection with its evaluation of the terms and conditions of the New Subadvisory Agreement, the Board also considered information it had received in December 2014 in connection with the existing subadvisory arrangements. The Board evaluated all information available to it, and no single factor was considered in isolation or to be determinative in the Board's decision. Rather, the Board, including all of the Independent Trustees, concluded, in light of all factors considered, including the fees to be charged for services thereunder, that it was in the best interests of First Eagle Fund of America to approve the New Subadvisory Agreement and recommend the New Subdvisory Agreement to Shareholders. At the August 5, 2015 meeting of the Board, all Trustees were present in person and voted to approve except that one Independent Trustee was unable to attend.

In connection with its meetings in December 2014 and August 2015, the Board, including the Independent Trustees, received materials specifically relating to material terms of the existing subadvisory arrangements and New Subadvisory Agreement. These materials included (i) information on the investment performance of First Eagle Fund of America and a selected peer group of other mutual funds and certain institutional client accounts managed by the Subadviser, all in relation to appropriate market indices (ii) total fees payable to the Subadviser and expenses borne by First Eagle Fund of America, if any, and (iii) the economic outlook and the general investment outlook in the markets in which First Eagle Fund of America invests. At each of these meetings, the Board received materials relating to the organizational structure and business of the Subadviser.

Prior to approving the New Subadvisory Agreement, the Independent Trustees met in Executive Session with their independent counsel and reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services performed by the Subadviser, under the existing subadvisory arrangements and to be provided under the New Subadvisory Agreement. The Board noted that the nature and extent of the services provided under the existing arrangements is the same as that to be provided going forward. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

The Board recommends that Shareholders vote "FOR" approval of the New Subadvisory Agreement.

Proposal 3:

Currently, the Board of Trustees of the Trust consists of eight members. The Board of Trustees of the Trust have voted to nominate Independent Trustee Lisa Anderson to continue to serve as Trustee of the Trust. Although Ms. Anderson has already been appointed as a Trustee by action of the Board of Trustees in December 2005, she has not yet been considered for such service by the shareholders.

Unless otherwise noted, the address of each Trustee (including the nominee) is c/o First Eagle Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Trustee is indefinite, such that he or she will serve until the election of any successor or until death, resignation or removal.

Table 3.1

Independent Trustees2

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson (born October 1950)	Trustee	December 2005 to present	President, American University in Cairo; prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	9	Trustee, First Eagle Variable Funds (1 portfolio); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born November 1946)	Trustee (Chair)	December 1999 to present[5]	Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City

2  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

5  Ms. Beinecke also served as a trustee of a predecessor to First Eagle Fund of America since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean D. Hamilton (born January 1947)	Trustee	March 2003 to present	Private Investor/Independent Consultant/Member, Brock Capital Group LLC	9	Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations
James E. Jordan (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	9

Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, World Monuments Fund; Chairman's Council, Conservation International; Prior to July 2013, Director, Leucadia National Corporation

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Name, Address and Age	Position(s) Held with the Trust	Term of Office[3] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the fund Complex[4] Overseen by trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
William M. Kelly (born February 1944)	Trustee	December 1999 to present[6]	Private Investor; prior to January 2010, President, Lingold Associates	9

Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium

Paul J. Lawler (born May 1948)	Trustee	March 2002 to present	Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	9

Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

3  The term of office of each Independent Trustee is indefinite

4  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

6  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

Table 3.2

Interested Trustees7

Name, Address and Age	Position(s) Held with the Trust	Term of Office[8] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[9] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC	9

President and Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund

7  Each of Messrs. Arnhold and Eveillard are treated as Interested Trustees because of their professional roles with the Adviser.

8  The term of Office of each Interested Trustee is indefinite.

9  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

Name, Address and Age	Position(s) Held with the Trust	Term of Office[8] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[9] Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Jean-Marie Eveillard (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)	9

Trustee, First Eagle Variable Funds (1 portfolio); Trustee, The Frick Collection; Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to December 2011, Director, Fregate-Legris Industries SA

8  The term of Office of each Interested Trustee is indefinite.

9  The "Fund Complex" consists of First Eagle Funds (8 portfolios) and First Eagle Variable Funds (1 portfolio).

If Proposal 3 is approved by the Shareholders, Lisa Anderson shall be elected and continue to serve without interruption as Trustee on the Board of Trustees of the Trust.

Ms. Anderson has consented to be named in this Proxy Statement and to continue to serve as a Trustee of the Trust, if elected. In case she shall be unable or shall fail to act as a Trustee because of an unexpected occurrence, the proxies may be voted for such other person as shall be determine by the persons acting under the proxies in their discretion.

It is intended that the proxies of the Trust will be voted 'FOR' the election of Lisa Anderson. If she is so elected, Ms. Anderson will serve as a Trustee until the election and qualification of her successor or until she sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust. Since the Trust does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period.

The Board of Trustees of the Trust recommends that Shareholders vote 'FOR' the election of Lisa Anderson to continue to serve as Trustee of the Trust.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board's overall composition and diversity of backgrounds and considers each Trustee's individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Nominee:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board's Nominating and Governance Committee.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the "lead" Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board's business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of

Independent Trustees, such as the Nominating and Governance Committee, and the Audit Committee.

In reaching these judgments, the Trustees considered the Board's working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund's investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Standing Committees of the Board

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm's compensation and performance), oversees the Funds' accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance nonaudit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

			3
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a sub-committee responsible for administering the Trustees' deferred compensation plan. This sub-committee met one time in the last fiscal year.	2

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Valuation Committee	John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly	Monitors the application of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Funds' securities by FEIM; reviews and approves recommendations by FEIM for changes to the Funds' valuation policies for submission to the Board for its approval; reviews FEIM's quarterly presentations on valuation; oversees the implementation of the Funds' valuation policies by FEIM; and determines whether to approve the fair value recommendations for specific investments pursuant to the Funds' valuation policies.	3

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees' deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Funds and their Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Compensation of the Trustees and Officers

Information on compensation of Trustees and Officers and on ownership of Shares of the Funds by the Trustees can be found in Appendix H.

If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

The Trust does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

Auditors

PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017-6204 serves as the Trust's independent registered public accountant. In this capacity, PwC audits and reports on First Eagle Funds' annual financial statements and financial highlights. PwC reviews First Eagle Funds' federal income, state income, and excise tax returns. PwC's engagement commenced with the Trust's fiscal year ending October 31, 2006. Prior to fiscal year 2006, a different accounting firm served as the independent registered public accounting firm for the Funds.

Audit fees paid by the Trust for professional services rendered by PwC related to the audit of the Trust's annual financial statements or provided in connection with statutory and regulatory engagements, (such as review of financial information included in the Trust's Prospectus and Statement of Information), were $449,734 for the fiscal year ended October 31, 2014, and such fees paid to PwC for the fiscal year ended October 31, 2013 were $505,582.

Audit-related fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under the heading Audit fees above were $36,600 for the fiscal year ended October 31, 2014, and such fees paid to PwC for the fiscal year ended October 31, 2013 were $18,300.

Tax fees paid by the Trust, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $432,676 for the fiscal year ended October 31, 2014, and such fees paid to PwC for the fiscal year ended October 31, 2013 were $596,616.

All other fees paid by the Trust to PwC (i.e., for services other than those described with respect to audit fees, audit-related fees and tax fees above) were $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013. (Additionally, during the same two periods, no such fees were paid to PwC by the Adviser or any other affiliated entity providing services to the Trust).

The Trust's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by PwC to the Trust, to the Adviser and, in some cases, to other affiliates of the Trust. For fiscal years 2013 and 2014, no such non-audit service engagements were provided. The Audit Committee has, however, considered

A-1

whether the payment of the various fees outlined above are compatible with maintaining PwC's independence with respect to the Trust.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meeting, and therefore will not be making any statements or answering questions at such Meeting.

A-2

APPENDIX B

Security Ownership by Certain Beneficial Owners and
Management of the Trust

As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of beneficial interest of First Eagle Funds.

As of the Record Date, to the knowledge of the Trust, the following shareholders owned 5.00% or more of First Eagle Funds' securities: [ALL DATA BELOW TO BE UPDATED]

First Eagle Global Fund:

Class A – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 9.30%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 6.90%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6486, 6.80%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 6.00%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716, 5.80%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 23.73%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 16.40%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.12%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 8.07%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 7.15%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 19.02%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 14.58%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.96%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 12.37%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 8.35%.

First Eagle Overseas Fund:

Class A – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 26.64%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 18.90%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 18.41%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.25%;

UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.97%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 7.75%.

Class I – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 16.62%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.47%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 12.08%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 8.74%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.43%.

First Eagle U.S. Value:

Class A – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 8.69%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 8.56%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 7.84%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 6.23%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 19.92%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.29%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 11.83%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 8.62%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 5.83%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 21.24%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 14.41%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 13.97%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 12.77%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 7.97%.

First Eagle Gold Fund:

Class A – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 14.56%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 7.10%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 5.31%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 19.31%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 15.35%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 14.40%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 6.16%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 6.05%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 35.21%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 10.65%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 10.55%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 8.08%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 7.43%.

First Eagle Global Income Builder:

Class A – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 11.79%

Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 9.95%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 8.63%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 5.31%.

Class C – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 17.69%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 17.40%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 15.78%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 10.46%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 9.15%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 22.39%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 18.48%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 16.27%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 14.24%.

First Eagle High Yield:

Class A – UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 10.34%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 7.85%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 6.68%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 6.66%.

Class C – First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 19.98%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 18.21%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 12.28%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 10.74%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 5.62%.

Class I – UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 20.02%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 15.67%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 14.80%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 13.19%; National Financial Services Corp, 200 Liberty St One World Fin Cntr, Attn Mutual Funds Dept 5th Fl, New York, NY 10281, 12.46%.

First Eagle Fund of America:

Class A – Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 12.64%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 5.74%; Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 5.50%.

Class C – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 19.85%; Raymond James, 880 Carillon Pkwy, Saint Petersburg, FL 33716-1100, 17.62%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 10.13%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 10.10%.

Class Y – Charles Schwab & Co Inc., 211 Main Street, San Francisco, CA 94105-1905, 22.07%; National Financial Services, One World Financial Center, 200 Liberty Street, New York, NY 10281, 18.87%; Wells Fargo Bank, FBO: Texasavers 401k Plan, 8515 E Orchard Rd # 2T2, Greenwood Vlg, CO 80111-5002, 17.17%; Wells Fargo Bank, FBO: Texasavers 457k Plan, 8515 E Orchard Rd # 2T2, Greenwood Vlg, CO 80111-5002, 6.10%.

Class I – Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 27.87%; UBS WM USA, 499 Washington Blvd Fl 9, Jersey City, NJ 07310-2055, 19.86%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor, Jersey City, NJ 07311, 10.42%; First Clearing, LLC, 2801 Market St, Saint Louis, MO 63103-2523, 9.14%.

To the knowledge of the Funds, share ownership of the seven funds shown above is record ownership unless marked as both record and beneficial ownership.

First Eagle Absolute Return Fund:

Class A – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

Class C – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

Class I – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

To the knowledge of the Funds, the share ownership of the Absolute Return Fund shown is both record and beneficial ownership.

This page was intentionally left blank.

APPENDIX C

FIRST EAGLE FUNDS
(FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. VALUE FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement is entered into as of __________, 2015 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. VALUE FUND (each a series of the Trust and referred to herein individually as a "Fund" or collectively as the "Funds") and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

Whereas, the Amended and Restated Investment Advisory Contract dated December 16, 2010 by and between the Trust with respect to FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE GOLD FUND AND FIRST EAGLE U.S. VALUE FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

Whereas, the Trust wishes to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment and the Trust's Board of Trustees has selected FIRST EAGLE INVESTMENT MANAGEMENT, LLC to act as the investment adviser of the Trust, as more fully set forth below and the Adviser is willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth;

Now, therefore, the parties agree as follows:

1.  DELIVERY OF TRUST DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)  Declaration of Trust of the Trust.

(b)  By-Laws of the Trust as in effect on the date hereof.

(c)  Statement of Rules adopted by the Board of Trustees of the Trust.

(d)  Current Registration Statement of the Trust with copies of Exhibits.

(e)  Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser and approving the form of this Agreement.

The Trust will furnish the Adviser from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

2.  ADVISORY SERVICES. The Adviser will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the each Fund's portfolio consistent with such Fund's investment objective, policies and restrictions set forth in the Trust's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), and the current prospectus and statement of additional information included therein (the "Prospectus"). The Adviser will recommend what securities shall be purchased for each of the Funds, what portfolio securities shall be sold by each Fund, and what portion of each Fund's assets shall be held uninvested, subject always to such investment objectives, policies and restrictions and to the provisions of the Trust's Declaration of Trust, By-Laws, Statement of Rules, and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Trust.

3.  ALLOCATION OF CHARGES AND EXPENSES. The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of its officers and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities, but that it does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust's agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

4.  COMPENSATION OF THE ADVISER. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Adviser will receive a monthly fee after the last day of each month, in accordance with Schedule A attached hereto.

If this Agreement is terminated with respect to a Fund as of any day not the last day of a month, such Fund's fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any month, such fee shall be based on the average daily value of the net assets of each Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of each Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Declaration of Trust of the Trust.

5.  PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of its affiliates) as the Adviser shall deem appropriate in order to carry out the Trust's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Trustees of the Trust may require from time to time. The Adviser acknowledges that it will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the Securities Exchange Act of 1934, as amended, including, without limitation, the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with the Adviser, the Adviser shall comply with all applicable provisions of the 1940 Act, including, without limitation, Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In providing the Trust with investment management and supervision, it is recognized that the Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time.

Notwithstanding the above, it is understood that it is desirable for the Trust that the Adviser have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. Such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Trust's portfolio or in which the Trust may invest and may include other types of research from time to time approved by the Board of Trustees of the Trust. Only research services provided to the Adviser for the benefit of the Trust will be considered in selecting brokers to effect portfolio transactions for the Trust unless otherwise authorized by such Board. The Adviser is authorized to place orders for the purchase and sale of securities for the Trust with brokers who provide such research services, subject to review by the Board of Trustees of the Trust from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser and its affiliates in connection with their services to other clients as well as the Trust.

Nothing herein shall prohibit the Board of Trustees of the Trust from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

6.  SERVICES TO OTHER ACCOUNTS. The Trust understands that the Adviser and its affiliates now act, will continue to act, and may in the future act as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser and its affiliates so acting, provided that whenever a Fund and one or more other accounts advised by the Adviser (the "Managed Accounts") is prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, the Adviser may place orders for a Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, the Adviser may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, the Adviser may allocate the traded securities between the Fund and the Managed Accounts in a manner the Adviser consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors the Adviser deem relevant. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Fund or the size of the position purchased or sold by such Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Trust in connection with the performance of its duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the Adviser's right or the right of any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.  AVOIDANCE OF INCONSISTENT POSITION. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

8.  LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

9.  USE OF NAME. If the Adviser ceases to act as the Trust's investment adviser, or, in any event, if the Adviser so requests in writing, the Trust agrees to take all necessary action to change the name of the Trust and the Funds to a name not including the term "First Eagle". The Adviser may from time to time make available without charge to the Trust for its use such marks or symbols not owned by the Adviser, including the logo or marks or symbols containing the term "First Eagle" or any variation thereof, as the Adviser may consider appropriate. Any such marks or symbols so made available will remain the Adviser's property and the Adviser shall have the right, upon notice in writing, to require the Trust to cease the use of such mark or symbol at any time.

10.  DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force for an initial two-year term. The Agreement shall continue from year to year with respect to each Fund, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust with respect to each Fund or by vote of a majority of the outstanding voting securities of such Fund. In addition, the Trust may not renew or perform this Agreement unless the terms thereof and any renewal thereof have been approved with respect to each Fund by the vote of a majority of Trustees of the Trust who are not interested persons of the Adviser or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days' written notice, be terminated with respect to each Fund at any time without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 10, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

11.  AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

12.  NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to the Adviser or to the Trust at 1345 Avenue of the Americas, New York, New York 10105.

13.  GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

14.  CAPTIONS; COUNTERPARTS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

FIRST EAGLE FUNDS

By:
Name:
Title:

The foregoing Agreement is hereby accepted.

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

FIRST EAGLE FUNDS

Pursuant to Section 4 of the investment advisory agreement between First Eagle Funds and First Eagle Investment Management, LLC ("FEIM"), the parties agree that FEIM shall be paid on a monthly basis an investment advisory fee at the annual rate for each of the Funds as set forth below:

First Eagle Overseas Fund:	0.75 of 1% of the average daily value of the First Eagle Overseas Fund's net assets
First Eagle Gold Fund:	0.75 of 1% of the average daily value of the First Eagle Gold Fund's net assets
First Eagle U.S. Value Fund:	0.75 of 1% of the average daily value of the First Eagle U.S. Value Fund's net assets
First Eagle Global Fund:	0.75 of 1% of the average daily value of the First Eagle Global Fund's net assets

IN WITNESS WHEREOF, the undersigned have approved this schedule effective as of the __ day of _______, 2015.

FIRST EAGLE FUNDS

By:
Name:
Title:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

FIRST EAGLE FUNDS
(FIRST EAGLE GLOBAL INCOME BUILDER FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of ___________, 2015 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE GLOBAL INCOME BUILDER FUND (a series of the Trust and referred to herein as the "Fund") and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust's Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement entered in as of March 1, 2012 by and between FIRST EAGLE GLOBAL INCOME BUILDER FUND and the Adviser, will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment;

NOW, THEREFORE, the parties agree as follows:

1.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.  Subject to the supervision of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and

Statement of Additional Information of the Fund and subject to the following understandings:

(a)  The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments, securities or commodity futures contracts and options thereon ("futures") will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b)  The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c)  The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d)  The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund's investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e)  The Adviser shall maintain all books and records with respect to the Fund's portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f)  The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund's assets.

(g)  The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h)  Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3.  The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)  The Registration Statement under the 1940 Act, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and all amendments thereto;

(c)  The Fund's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d)  Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the "Prospectus").

4.  The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5.  The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6.  (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.75% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b)  The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.  This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11.  During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15.  The Fund may use the name "First Eagle" in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the "Distributor") or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names "First Eagle Investment Management," or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:
By:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
By:

FIRST EAGLE FUNDS

(FIRST EAGLE HIGH YIELD FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of _____________, 2015 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE HIGH YIELD FUND (a series of the Trust and referred to herein as the "Fund"), and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust's Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement entered in as of _________, 2011 by and between FIRST EAGLE HIGH YIELD FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement not withstanding that assignment;

WHEREAS, there is a concurrent fee waiver agreement by and between the Trust with respect to FIRST EAGLE HIGH YIELD FUND and the Adviser dated as of December 31, 2014 included as appendix A herein and such fee waiver is understood to continue by its terms without interruption through February 29, 2016;

NOW, THEREFORE, the parties agree as follows:

1.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.  Subject to the supervision of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a)  The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments, securities or commodity futures contracts and options thereon ("futures") will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b)  The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c)  The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d)  The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund's investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e)  The Adviser shall maintain all books and records with respect to the Fund's portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f)  The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund's assets.

(g)  The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h)  Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3.  The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)  The Registration Statement under the 1940 Act, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and all amendments thereto;

(c)  The Fund's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d)  Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the "Prospectus").

4.  The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5.  The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6.  (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.70% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b)  The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.  This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11.  During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15.  The Fund may use the name "First Eagle" in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the "Distributor") or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names "First Eagle Investment Management," or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:
By:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
By:

FIRST EAGLE FUNDS
(FIRST EAGLE FUND OF AMERICA)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, is entered into as of ___________, 2015 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE FUND OF AMERICA (a series of the Trust and referred to herein as the "Fund") and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

WITNESSETH:

WHEREAS, the Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares of beneficial interest ("Shares") are registered under the Securities Act of 1933;

WHEREAS, the Trust is authorized to issue and, as of the date hereof, has issued, Shares in multiple Series, one of which such Series is designated as the First Eagle Fund of America (individually the "Fund" and collectively with any other Series agreed upon by the Adviser and the Trust, the "Funds");

WHEREAS, the Investment Advisory Agreement originally entered in February 27, 1998 (as amended, restated, supplemented or otherwise modified (including, without limitation, as amended on April 23, 2004 and December 16, 2010)) by and between the Trust with respect to with respect to FIRST EAGLE FUND OF AMERICA and the Adviser, will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment;

NOW, THEREFORE, the parties agree as follows:

1.  The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the Fund, and any other Funds as agreed upon by the Adviser and Trust, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.  Subject to the supervision of the Board of Trustees of the Trust, the Adviser shall manage the investment operations of the Trust and the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Trust and subject to the following understandings:

(a)  The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments, securities or commodity futures contracts and options thereon ("futures") will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(b)  The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c)  The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d)  The Adviser shall determine the securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Trust and the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Fund's investment business. It is also understood that it is desirable for the Trust and the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Trust and the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Trust and the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and the Fund and to such other clients.

(e)  The Adviser shall maintain all books and records with respect to the Trust and the Fund's portfolio transactions that the Trust is required to keep under Rule 31a-1 under the 1940 Act.

(f)  The Adviser shall provide the Trust's Custodian and the Trust on each business day with information relating to all transactions concerning the Fund's assets.

(g)  The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3.  The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  The Agreement and Declaration of Trust filed with the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Agreement and Declaration of Trust");

(b)  The By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)  Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

(d)  The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Trust and the Trust's Shares and all amendments thereto;

(e)  The Trust's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(f)  Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the "Prospectus").

4.  The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5.  The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6.  (a) For the services provided pursuant to this Agreement by the Investment Adviser, and effective as of March 1, 2013, the Trust will pay monthly an investment management fee at the annual rate of 1.00% of the first $1.5 billion of the average daily net assets of the Fund, 0.95% on the next $1 billion of the average daily net assets of the Fund, 0.90% on the next $2.5 billion of the average daily net assets of the Fund and 0.85% on the average daily net assets of the Fund in excess of $5 billion of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Trust's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b)  The Adviser will pay the compensation and expenses of all officers of the Trust and will furnish, without expense to the Trust, the services of such of the Adviser's officers and employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will pay the Trust's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities, but that is does obligate the Adviser, without expense to the Trust, to oversee the provision of such services by the Trust's agent.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7.  The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.  This Agreement shall remain in force for an initial two-year term. The Agreement shall continue from year to year after the effective date hereof, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  Except as otherwise provided herein or authorized by the Board of Trustees of the Trust, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11.  During the term of this Agreement, the Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved in conformity with the requirements of the 1940 Act.

13.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: President; or (2) to the Trust at 1345 Avenue of the Americas, New York, NY 10105, Attention: President.

14.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.  The Trust may use the name "First Eagle" in connection with the name of the Trust or the Fund or any name including Arnhold and S. Bleichroeder or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution and Services Agreement between the Trust and FEF Distributors, LLC (the "Distributor")

or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Trust use the name "Arnhold and S. Bleichroeder" or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:
Name:
Title:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

FIRST EAGLE FUNDS
(FIRST EAGLE ABSOLUTE RETURN FUND)

1345 Avenue of the Americas
New York, New York 10105

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement, entered into as of ___________, 2015 by and between FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") with respect to FIRST EAGLE ABSOLUTE RETURN FUND (a series of the Trust and referred to herein as the "Fund") and FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser").

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund is a separate portfolio and series of shares of the Trust with assets and liabilities thereof limited to such portfolio under the terms set out in Article III of the Trust's Agreement and Declaration of Trust;

WHEREAS, the Investment Advisory Agreement entered in as of April 30, 2014 by and between the Trust with respect to FIRST EAGLE ABSOLUTE RETURN FUND and the Adviser will terminate automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new investment advisory agreement and act under such agreement notwithstanding that assignment;

NOW, THEREFORE, the parties agree as follows:

1.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.  Subject to the supervision of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Fund and subject to the following understandings:

(a)  The Adviser shall provide supervision of the Fund's investments and determine from time to time what investments, securities or commodity futures contracts and options thereon ("futures") will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested.

(b)  The Adviser shall use its best judgment in the performance of its duties under this Agreement.

(c)  The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, the Prospectus and Statement of Additional Information of the Fund and with the instructions and directions of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

(d)  The Adviser shall determine the investments, securities and futures to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (which may include affiliates of the Adviser) in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Fund with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Fund nor the Adviser has adopted a formula for allocation of the Fund's investment business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Fund with such brokers or futures commission merchants, subject to review by the Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(e)  The Adviser shall maintain all books and records with respect to the Fund's portfolio transactions that the Fund is required to keep under Rule 31a-1 under the 1940 Act.

(f)  The Adviser shall provide the Fund on each business day with information relating to all transactions concerning the Fund's assets.

(g)  The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

(h)  Nothing herein shall prohibit the Board of Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

3.  The Fund has delivered (or will deliver the same as soon as available) to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)  The Registration Statement under the 1940 Act, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and all amendments thereto;

(c)  The Fund's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

(d)  Prospectus and Statement of Additional Information of the Fund (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the "Prospectus").

4.  The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

5.  The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

6.  (a) For the services provided pursuant to this Agreement by the Adviser, the Fund will pay monthly an investment management fee at the annual rate of 0.85% of the average daily net assets of the Fund. Net assets of the Fund shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

(b)  The Adviser will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (In this regard, and notwithstanding anything in this Agreement to the contrary, it is understood that this Agreement does not obligate the Adviser to pay for the maintenance of the Trust's general ledger and securities cost ledger or for daily pricing of the Trust's securities.) The Adviser will not be required hereunder to pay any expenses of the Trust other than those above enumerated in this paragraph 6(b). In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay hereunder: brokers' commissions; legal or auditing expenses of the Trust or related to investments and assets of the Trust; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Trust's securities; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Trust's assets. For the avoidance of doubt, any service required by the Trust that is not a responsibility of the Adviser hereunder may be separately contracted with the Adviser and its affiliates, in which case the Adviser or such affiliate will be separately compensated.

7.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.  This Agreement shall continue for an initial two-year term after the effective date hereof and from year to year thereafter, but only so long as such year to year continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

9.  Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  Except as otherwise provided herein or authorized by the Board of Trustees, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

11.  During the term of this Agreement, the Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Fund or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

13.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: General Counsel; or (2) to the Fund at 1345 Avenue of the Americas, New York, NY 10105, Attention: Secretary.

14.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

15.  The Fund may use the name "First Eagle" in connection with the name of the Fund or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution and Services Agreement between the Fund and FEF Distributors, LLC (the "Distributor") or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the names "First Eagle Investment Management," or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder Holdings, Inc. does not have control, the Fund shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

16.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Trust, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust except to the extent that the Adviser is acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its Trustees, officers or employees will act as a principal.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FIRST EAGLE FUNDS

By:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

APPENDIX D

Name, address and principal occupation of the principal executive officers and each director of the Adviser

Principal Executive Officers and each Director of the Adviser

Name	Address	Principal Occupation
Henry H. Arnhold (Director)	1345 Avenue of the Americas, New York, New York, 10105

Director Emeritus of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; President and Director, The Arnhold Foundation; Director, Arnhold Ceramics; Trustee, The New School for Social Research; Director, Conservation International

John P. Arnhold (Chairman, Chief Investment Officer and Director)	1345 Avenue of the Americas, New York, New York, 10105

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, UC Santa Barbara Foundation; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Prior to November, 2011, Director Aquila International Fund, Limited; Prior to September, 2011, Director, Quantum Endowment Fund

D-1

Name	Address	Principal Occupation
Michael M. Kellen (Vice Chairman)	1345 Avenue of the Americas, New York, New York, 10105	Co-President and Co-CEO, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Managing Member, New Eagle Holdings Management Company, LLC
Bridget A. Macaskill (President, Chief Executive Officer and Director)	1345 Avenue of the Americas, New York, New York, 10105

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Board Member, Prudential plc; CREF Trustee, TIAA-CREF; Trustee, William T. Grant Foundation; Trustee, North Shore Alliance; previously until 2009, Independent Consultant appointed under the terms of the Merrill Lynch Global Research settlement, and Principal and Founder, BAM Consulting, LLC

Mark D. Goldstein (General Counsel and Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Director, First Eagle Amundi, SICAV; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; prior to July 1, 2015, CCO of First Eagle Funds and First Eagle Variable Funds

Robert Bruno (Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds
Lynn Perkins (Chief Financial Officer)	1345 Avenue of the Americas, New York, New York, 10105	Prior to February 2013, Managing Director and Global Chief Operating Officer, Credit Suisse Asset Management, Distribution
Albert Pisano (Chief Compliance Officer, Senior Vice President)	1345 Avenue of the Americas, New York, New York, 10105

As of July 1, 2015, CCO of First Eagle Funds and First Eagle Variable Funds; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC.

D-2

APPENDIX E

FIRST EAGLE INVESTMENT MANAGEMENT, LLC
(FIRST EAGLE FUND OF AMERICA)

1345 Avenue of the Americas
New York, New York 10105

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (the "Agreement") is dated as of ___________, 2015 by and between FIRST EAGLE INVESTMENT MANAGEMENT, LLC, a registered investment adviser organized under the laws of the State of Delaware (the "Adviser"), and IRIDIAN ASSET MANAGEMENT LLC, a registered investment adviser organized under the laws of Delaware (the "Subadviser").

WITNESSETH:

WHEREAS, FIRST EAGLE FUNDS, a Delaware statutory trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, may issue shares in Series and, as of the date hereof, has issued a Series designated as the First Eagle Fund of America (together with any successor Series thereto, "FEFA");

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has furnished investment advisory services to FEFA, subject to the oversight and review of the Adviser, since the inception of the original subadvisory agreement between the parties effective December 10, 2002;

WHEREAS, in connection with a transaction involving a change in ownership of the Subadviser, on September 18, 2009, in accordance with Section 15(a) of the Act, a majority of the outstanding voting securities (as defined in the Act) of FEFA approved, and the Adviser entered into, the Subadvisory Agreement dated September 18, 2009 with the Subadviser;

WHEREAS, the Adviser has since changed its name from "Arnhold and S. Bleichroeder Advisers, LLC" to "First Eagle Investment Management, LLC", and the Trust's principal underwriter, which previously operated under the names "ASB Securities LLC" and "First Eagle Funds Distributors", has since changed its name to "FEF Distributors, LLC";

WHEREAS, the parties amended and restated the Subadvisory Agreement dated September 18, 2009 to reflect the name changes described above;

WHEREAS, the Subadvisory Agreement originally entered in December 10, 2002 (as amended, restated, supplemented or otherwise modified (including, without limitation, as amended on September 18, 2009 and December 16, 2010)) by and between the Adviser and the Subadviser, pursuant to which the Subadviser has agreed to provide investment advisory services to FEFA, will terminate when the Investment Advisory Agreement by and between the Trust and the Adviser is terminated automatically due to the event of its assignment (as defined in the 1940 Act) from the prospective change of ownership of Arnhold and S. Bleichroeder Holdings, Inc., ("ASB Holdings"), parent company of the Adviser;

WHEREAS, the parties wish to enter into a new subadvisory agreement and act under such agreement notwithstanding that assignment;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.  DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of the Investment Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of FEFA. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities or commodity, currency or other futures contracts and options to be purchased or sold by FEFA, and shall provide the Adviser and the Trust on each business day with information relating to all transactions concerning FEFA's assets. The Subadviser shall also provide the Adviser with such records and information concerning its activities with respect to or affecting FEFA as the Adviser may reasonably request. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with (i) the Trust's current prospectus and statement of additional information, in particular, the objectives, policies, and limitations for FEFA set forth therein, (ii) the Agreement and Declaration of Trust and By-Laws of the Trust, (iii) applicable laws and regulations, and (iv) such compliance or similar policies or procedures as the Board of Trustees of the Trust or the Adviser may from time to time adopt as to which the Subadviser has prior written notice, in each case as may be amended from time to time. The Subadviser shall cooperate with the Adviser as may be reasonably requested in connection with the Adviser's responsibilities to FEFA. The Subadviser shall also promptly review, and with respect to matters relating or information known to it, provide comments on, any FEFA offering or disclosure materials provided to it for review.

The Subadviser represents and warrants to the Adviser that the Subadviser's operations and investment management activities on behalf of

FEFA will at all times be in compliance with all applicable federal and state laws governing FEFA's operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will (i) invest and reinvest FEFA's assets in a manner that will enable FEFA to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) comply with (1) the provisions of the Act and rules adopted thereunder; and (2) applicable federal and state securities, commodities and banking laws. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, are made in reliance upon and in conformity with information furnished by the Subadviser for use therein, such Registration Statement and any amendments or supplements thereto will conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder (the "1933 Act") and the Act and will not, as to information relating to the Subadviser and its activities on behalf of FEFA, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading at the time such information is furnished. In addition, the Subadviser shall promptly advise the Adviser of any modifications or supplements to such information furnished by it to the extent such modifications or supplements become necessary to ensure that such information continues to not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b)  The Subadviser agrees to maintain a level of errors and omissions or professional liability insurance coverage that is from time to time reasonably satisfactory to the Adviser.

(c)  FEFA's assets shall be maintained in the custody of the custodian identified by the Adviser in writing ("Custodian"). The Subadviser shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser.

2.  FUND TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities, futures or other options and other investments for the assets of FEFA, selection of broker-dealers and futures commission merchants, and negotiation of brokerage commission and futures commission merchants' rates. In providing FEFA with investment management, it is recognized that the Subadviser will give primary consideration to securing the most favorable prices and efficient executions. Consistent with this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Subadviser may be a party. It is understood that none of the Trust, the Adviser nor the Subadviser has adopted a formula for allocation of the FEFA's investment business. It is also understood that it is desirable for FEFA that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and FEFA than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities or futures for FEFA with such brokers or futures commission merchants, subject to review by the Adviser and the Trust's Board of Trustees, from time to time, with respect to the extent and continuation of this practice, and in accordance with any applicable policies or procedures as may be adopted by the Trust's Board of Trustees or the Adviser from time to time as to which the Subadviser has prior written notice. The Subadviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused FEFA to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the clients of the Subadviser as to which the Subadviser exercises investment discretion. The Adviser recognizes that all research services and research that the Subadviser receives are available for all clients of the Subadviser, and that FEFA and other clients of the Subadviser may benefit thereby.

The Subadviser will promptly communicate to the Adviser and to the officers and Board of Trustees of the Trust such information relating to FEFA transactions as they may reasonably request.

To the extent consistent with applicable law and with any applicable policies or procedures adopted by the Board of Trustees of the Trust or the

Adviser from time to time as to which the Subadviser has prior written notice, the Subadviser may aggregate purchase or sell orders for FEFA with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to FEFA and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

3.  DELIVERY OF DOCUMENTS. The Adviser has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  The Agreement and Declaration of Trust filed with the State of Delaware;

(b)  The By-Laws of the Trust;

(c)  The Prospectus and Statement of Additional Information of the Trust as currently in effect; and

(d)  A list of affiliated brokers and underwriters for reporting transactions under applicable provisions of the Act.

The Adviser will also deliver copies of any compliance or similar policies or procedures of the Trust or the Adviser relevant to the performance of the Subadviser's duties under this Agreement.

The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements generally will be provided within 30 days of the time such materials became available to the Adviser and, until so provided, the Subadviser may continue to rely on those documents previously provided.

During the term of this Agreement, the Adviser also will furnish to the Subadviser prior to use thereof copies of all FEFA documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Adviser and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

4.  CODE OF ETHICS. The Subadviser agrees to observe and comply with Rule 17j-1 under the Act, as the same may be amended from time to time. In this regard, the Subadviser shall, among other things, adopt internal procedures, including a Code of Ethics as required by such Rule, and shall periodically report any issues arising under such procedures to the Adviser and the Board of Trustees of the Trust.

5.  COMPENSATION OF THE SUBADVISER. (a) So long as this Agreement remains in force in accordance with Section 13 hereof, the Adviser shall pay the Subadviser compensation equal to fifty percent (50%) of (i) the combined investment management fee (currently 1.00% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement, and services fee (currently 0.25% of average daily net assets of FEFA) paid by the Trust for FEFA to the Adviser's affiliate, FEF Distributors, LLC ("FEF Distributors"), which previously operated under the name "ASB Securities LLC", pursuant to the Distribution and Services Agreement by and between the Trust and ASB Securities LLC dated February 27, 1998, as amended from time to time (the "Services Agreement"), and retained by FEF Distributors after payment to unaffiliated third parties, less (ii) both (x) administrative expenses borne by the Adviser, including, without limitation, overhead and similar expenses, applicable to performance of investment advisory services and related functions with respect to FEFA, and (y) direct marketing costs, including, without limitation, advertising costs, rebates to third parties, and other direct expenses relating to the solicitation of investors or otherwise increasing the assets of FEFA, if any, with respect to the Adviser, FEF Distributors or FEFA; other than with respect to clause (ii) (x) of this Section 5, all as determined in substantially the same manner as determined previously under any predecessor arrangements between the Adviser and each of David L. Cohen ("Cohen") and Harold J. Levy ("Levy"), and provided, however, that the deductions contemplated by clause (ii) (x) of this Section 5 shall not be made with respect to such expenses accrued with respect to any period prior to December 11, 2004. Such compensation shall be paid to the Subadviser on a monthly basis or other periodic basis corresponding to the payment of the investment management fee by the Trust for FEFA to the Adviser pursuant to the Investment Advisory Agreement or the payment of the services fee by the Trust for FEFA to FEF Distributors pursuant to the Services Agreement, as applicable. In no event shall the Subadviser be entitled to any compensation based on or any portion of the investment management fee paid to the Adviser by the Trust or services fee paid to FEF Distributors by the Trust with respect to any Series as to which the Subadviser has not been retained to provide investment advisory services. Further, in calculating the compensation of the Subadviser, there shall be no charge to the Subadviser for the administrative or direct marketing costs attributable, in whole or in part, to any such other Series. Marketing, shareholder services or similar fees or costs are described in this Section 5 only to serve as reference amounts for purposes of calculating the compensation to be paid to the Subadviser.

(b)  The Adviser shall promptly advise the Subadviser of any change in, or waiver of, the investment management fee paid by the Trust for FEFA under the Investment Management Agreement or in the fees paid to FEF Distributors under the Services Agreement.

6.  REPORTS AND COMPLIANCE MONITORING. In furtherance of the Subadviser's duties, the Subadviser shall (i) prepare such written and oral reports for the Board of Trustees of the Trust or the Adviser related to the investment operations of FEFA as the Adviser shall reasonably request, consistent with past practice, (ii) provide the Board of Trustees of the Trust on a periodic basis with such information as to the Subadviser's services (whether with respect to FEFA or otherwise) as may be reasonably necessary to enable to the Trustees to evaluate the performance of the Subadviser and the reasonableness of its fees hereunder, and (iii) coordinate with and provide access to its offices to the Adviser to the extent necessary for the Adviser to monitor compliance by the Subadviser with FEFA's investment objectives, policies and limitations, applicable compliance or similar policies or procedures and with applicable regulations.

7.  STATUS OF THE SUBADVISER. (a) The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent FEFA or the Adviser in any way or otherwise be deemed an agent of FEFA or the Adviser.

(b)  Subject to the Subadviser's policies concerning the allocation of investment opportunities as described in its Form ADV (a copy of which has been provided to the Adviser) and compliance with applicable law and the Subadviser's Code of Ethics, nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or recommend for purchase or sale, for FEFA any security which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise. Subject to the same proviso, the Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to FEFA. Other than as provided in Section 10 hereof, nothing in this Agreement shall be implied to prevent Subadviser from providing investment advice and other services to other funds or clients.

8.  CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 204-2 under the Advisers Act, all books and records relating to FEFA or its investors that are required to be maintained by the Subadviser pursuant to the requirements of such Rule. The Subadviser agrees that all books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9.  SUBADVISER'S STANDARD OF CARE; LIMITATIONS OF LIABILITY. (a) The Subadviser will give the Trust and the Adviser the benefit of the Subadviser's best judgment and efforts in rendering its services to FEFA.

(b)  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and/or its officers, directors/trustees, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser or the Trust or to any shareholder of the Adviser or the Trust or any Series thereof for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct on the part of the Subadviser (and/or its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser), the Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders, members and any other person or entity affiliated with the Subadviser) (each, an "Indemnified Party") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which such an Indemnified Party may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, arising from (i) the Subadviser's provision of services under this Agreement, (ii) the offer or sale of shares of the Trust or any Series thereunder, or (iii) any statements or omissions made in any Registration Statement for shares of the Trust, or any amendments or supplements thereto, other than those made in reliance upon and in conformity with information furnished by the Subadviser for use therein. In no case, however, shall such an indemnity be owed by the Adviser to an Indemnified Party with respect to liabilities not arising from conduct of the Adviser or the Trust.

(c)  The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the Act or the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act under or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement. The Subadviser shall not be liable to the Adviser for any acts of the Adviser with respect to any portion of the assets of the Trust not managed by the Subadviser.

(d)  The rights and obligations under Sections 9(b) and 9(c) hereof shall survive the termination or expiration of this Agreement.

10.  NON-COMPETITION; NON-SOLICITATION. (a) The Subadviser hereby covenants and agrees that during the term of this Agreement (including any renewal or extension hereof), it will not, directly or indirectly, (i) establish, sponsor or advise any registered mutual fund for U.S. equity securities following an investment strategy substantially similar to a mid-cap value or mid-cap blend strategy (each as defined by reference to the Morningstar, Inc. mutual fund strategy classification of the same name, or any successor classification(s) thereto) (a "Mid-Cap Strategy"); provided, however, that nothing contained herein shall prevent or restrict the Subadviser from acting as a subadviser to any mutual fund, including, without limitation, a mutual fund for U.S. equity securities following a Mid-Cap Strategy, or (ii) solicit, initiate or encourage investors in FEFA, to the extent such investors are known or made known to the Subadviser (each, a "FEFA Investor"), for or to invest in any product other than FEFA if such solicitation would reasonably be expected to result or results in any such FEFA Investor withdrawing assets from FEFA, except that (subject to the limitations of Section 10(c) below) the Subadviser may directly or indirectly advertise or promote any other product by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA.

(b)  The Subadviser hereby covenants and agrees that following the termination or expiration of the term of this Agreement (including any renewal or extension hereof) and continuing for a period of two years thereafter, it will not, directly or indirectly, solicit, initiate or encourage FEFA Investors for or to invest in any registered mutual fund for U.S. equity securities following a Mid-Cap Strategy; provided that, subject to the limitations in Section 10(c) below, (A) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting investment products and services other than a registered mutual fund for U.S. equity securities following such an investment strategy, and (B) nothing herein shall prohibit the Subadviser, directly or indirectly, from advertising or promoting any registered mutual fund for U.S. securities following such an investment strategy by means of blanket mailings, form letters, the publication of advertisements and other general solicitation, so long as it uses all commercially reasonable efforts, directly and indirectly, to ensure that no such mailings or form letters are sent to FEFA Investors.

(c)  Notwithstanding any other provision of this Agreement to the contrary, during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter, no advertising, marketing or disclosure (including prospectuses or similar materials) with respect to the Subadviser and its investment products and services, including any registered mutual fund formed, sponsored, managed or sub-advised directly or indirectly by the Subadviser, shall include, and the Subadviser shall not encourage or cooperate with any press coverage in connection therewith that includes, the name, track record of or any other direct or indirect reference to FEFA (except that the track record of FEFA, but not the name or any successor name of or other direct or indirect reference to FEFA, may be used to the extent required by applicable law or regulation).

(d)  By their signatures below, each of Cohen, Levy agree to be bound by the provisions of this Section 10 as fully as if each was itself or himself the Subadviser hereunder.

11.  NON-DISCLOSURE. (a) Except (i) with the prior written consent of the Adviser in each instance or (ii) as may be necessary to perform the Subadviser's services hereunder or (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Subadviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Adviser or any subsidiary or affiliate thereof, including confidential information relating to investors in FEFA (regardless of whether such investor information is presented on an investor-by-investor basis, aggregated or presented as a composite or otherwise) acquired by it prior to, during the course of, or incident to, its appointment hereunder; provided, however, that nothing contained in this Section 11 shall prevent the Subadviser from soliciting any FEFA Investor at any time using any means, unless such solicitation (including the period during which such solicitation may be made) or means are proscribed by Section 10 hereof. If the Subadviser determines that as a matter of law it is required to disclose any such confidential information or if the Subadviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Adviser written notice thereof and will use reasonable efforts (at no cost to the Subadviser) to assist the Adviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure. Notwithstanding the first sentence of this paragraph, but subject to the exceptions thereto, personally identifiable financial information relating to investors in FEFA shall at all times during the term of this Agreement (including any extension or renewal hereof) and at any time thereafter be maintained in accordance with the principles of the Trust's privacy policies as described in the Prospectus for the Trust from time to time.

(b)  Except (i) with the prior written consent of the Subadviser in each instance or (ii) for the sole and exclusive purpose of the Adviser exercising its obligations under the Investment Advisory Agreement or its fiduciary duties in providing investment advisory services to the Trust or (iii) as may be required by law or as directed by a court of competent jurisdiction, governmental agency or self-regulatory organization, the Adviser shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during the term of this Agreement (including any renewal or extension thereof) and continuing for a period of five years thereafter, any confidential information relating to the Subadviser or any subsidiary or affiliate thereof provided to or otherwise obtained by the Adviser during the course of or in connection with the Subadviser's appointment hereunder. If the Adviser determines that as a matter of law it is required to disclose any such confidential information or if the Adviser is directed by a court of competent jurisdiction, governmental agency or self-regulatory organization to disclose any such confidential information, it shall promptly give the Subadviser written notice thereof and will use reasonable efforts (at no cost to the Adviser) to assist the Subadviser in seeking an appropriate protective order or other reasonable assurances as to the treatment of any such required or directed disclosure.

(c)  For purposes of this Agreement, the term "confidential information" does not include information which (i) becomes generally available to the public other than as a result of a disclosure by the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party), or (ii) becomes available to the party otherwise owing an obligation of confidentiality as to such information (or by the officers, employees or agents of such party) on a non-confidential basis from a source other than the party to which such obligation is owed (or its officers, employees or agents) provided in each such case that such source is not known by the party otherwise owing such obligation to be bound by a confidentiality agreement with or other obligation of secrecy to the party to which such obligation is owed or to any subsidiary or affiliate thereof.

12.  EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be effective as of the date above.

13.  DURATION AND TERMINATION OF THE AGREEMENT. (a) This Agreement shall remain in force for an initial period of two-years, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by either the vote of the Board of Trustees of the Trust, or by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, and (ii) by the vote of a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)  This Agreement may be terminated at any time, without payment of a penalty by FEFA and the Trust, by vote of the Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of FEFA, or by the Adviser or by the Subadviser, on not less than 30 nor more than 60 days' written notice; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after 120 days' written notice, whichever is earlier, and provided further that the Adviser may at its election shorten such 120 day period to any period of not less than 30 days. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). Each party shall promptly notify the other of any transaction or other event that the notifying party understands to have resulted (or can be expected to result) in an "assignment" of this Agreement within the meaning of the Act.

(c)  This Agreement shall terminate in the event that the Investment Advisory Agreement by and between the Trust and the Adviser is terminated, and any such termination of this Agreement shall not result in any liability by the Adviser to the Subadviser or require any payment by the Adviser to the Subadviser other than as contemplated under Section 13(e) below.

(d)  The expiration or termination of this Agreement shall not affect the effectiveness of the Investment Advisory Agreement by and between the Trust and the Adviser.

(e)  Upon the expiration of this Agreement (including any renewal or extension hereof) or its termination pursuant to any provision of this Section 13, the Subadviser shall not be entitled to any further compensation hereunder, except that the Adviser shall pay the Subadviser any compensation accrued under Section 5 hereof through the date of such expiration or termination. Any such payments shall be made promptly in accordance with prior practice.

14.  RETURN OF BOOKS AND RECORDS. In the event of the termination of this Agreement, the Subadviser shall deliver to the Adviser (and shall not keep in its possession or deliver to anyone other than the Adviser) any and all books and records with respect to the Adviser, the Trust, FEFA or its investors (in their capacity as investors in FEFA) in the Subadviser's control, including, without limitation, disks, tapes and print-outs relating to investor files, data, notes, reports, correspondence and other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Adviser, its successors or assigns. By their signatures below, each of Cohen and Levy agree that the rights and obligations under the preceding sentence shall extend to all books and records maintained under their direction or control pursuant to any predecessor relationship between Cohen or Levy and the Adviser.

15.  VIOLATION OF COVENANTS. (a) The Subadviser agrees and acknowledges that the violation of any of the covenants or agreements in Sections 10 or 11(a) hereof would cause irreparable injury to the Adviser, FEF Distributors and/or any entity directly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation thereof would be inadequate and that the Adviser, FEF Distributors and/or any entity directly controlling, controlled by or under common control with either of them shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

(b)  The Adviser agrees and acknowledges that the violation of any of the agreements in Section 11(b) hereof would cause irreparable injury to the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them and that the remedy at law for any violation or threatened violation would be inadequate and that the Subadviser, the Bank and/or any entity directly or indirectly controlling, controlled by or under common control with either of them shall be entitled to temporary and permanent injunctive or other equitable relief without the necessity of proving actual damages.

(c)  The Adviser and the Subadviser recognize that the laws and public policies of the various states of the United States and the District of Columbia may differ as to the validity and enforceability of agreements similar to those contained in Sections 10 and 11 hereof. It is the intention of the Adviser and the Subadviser that the provisions of Sections 10 and 11 shall be enforced to the fullest extent permissible under the laws and public policies of each state and jurisdiction in which such enforcement is sought, but that the unenforceability (or the modification to conform with such laws or public policies) of any provision hereof shall not render unenforceable or impair the remainder of Sections 10 and 11. Accordingly, if any provision of Sections 10 or 11 shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision and to alter the provisions of Sections 10 or 11 in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

16.  INSTRUCTIONS. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or the Adviser in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or the Adviser from time to time.

17.  SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18.  ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

19.  GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

20.  COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.  NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Iridian Asset Management LLC 276 Post Road West Westport, CT 06880 Attention: Jeffrey M. Elliott Facsimile: (203) 341-7802
Copy to:	Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178 Attention: Floyd I. Wittlin Facsimile: (212) 309-6001
Adviser:	First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105 Attention: John P. Arnhold Facsimile: (212) 635-0642
Copy to:	Shearman & Sterling LLP 599 Lexington Ave. New York, NY 10022 Attention: Nathan J. Greene, Esq. Facsimile: (646) 848-4668

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

IRIDIAN ASSET MANAGEMENT LLC

By:
Name:
Title:

The undersigned hereby agree to be bound by the provisions of Section 10 hereof and the applicable provisions of Section 14 hereof; provided, however, that none of the undersigned shall be deemed to be guarantors of the performance of the Subadviser with respect to such Sections.

David L. Cohen

Harold J. Levy

APPENDIX F

Name, address and principal occupation of the principal executive officers and each director of the Subadviser

Name	Address	Principal Occupation
David L. Cohen	276 Post Road West, Westport, Connecticut 06880	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer
Harold J. Levy	276 Post Road West, Westport, Connecticut 06880	Co-President, Co-Chief Executive Officer, and Co-Chief Investment Officer
Jeffrey M. Elliott	276 Post Road West, Westport, Connecticut 06880	Chief Operating Officer, Chief Financial Officer, Executive Vice President and Secretary
Lane Steven Bucklan	276 Post Road West, Westport, Connecticut 06880	General Counsel, Chief Administrative Officer and Chief Compliance Officer

F-1

This page was intentionally left blank.

APPENDIX G

Name of each officer or trustee of the Funds who is an officer, employee, director, general partner or shareholder of the Adviser.

•  Suzan J. Afifi

•  John P. Arnhold

•  Robert Bruno

•  Jean-Marie Eveillard

•  Michael Luzzatto

•  Joseph Malone

•  Albert Pisano

•  Philip Santopadre

G-1

This page was intentionally left blank.

APPENDIX H

Compensation of the Board of Trustees;
Ownership of Fund Shares by the Trustees

Compensation of Trustees and Officers

Effective November 1, 2014, those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") are paid by the Trust and First Eagle Variable Funds an annual fee of $150,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust's Board of Trustees, and a fee of $3,500 for each meeting of any Committee of the Board that they attend may be paid. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. These Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2014, an aggregate of $1,375,521 was paid, accrued or owed for Trustees' fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2014. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table

Fiscal Year Ended October 31, 2014

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$186,509	$188,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$368,008	$371,000
Jean-Marie Eveillard, Trustee*	$—	$—
Jean D. Hamilton, Trustee	$199,917	$201,500
James E. Jordan, Trustee	$182,539	$184,000
William M. Kelly, Trustee	$192,976	$194,500
Paul J. Lawler, Trustee	$225,689	$227,500

*  Interested Trustee.

**  For this purpose, the registrant consists of eight portfolios of the Trust (Global Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund, Fund of America and Absolute Return Fund). The fund complex consists of these eight portfolios plus the First Eagle Overseas Variable Fund. As of October 31, 2014, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2014 the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder	High Yield Fund	Fund of America	Absolute Return Fund*
Lisa Anderson	$393,007	$440,275	$225,540	$58,408	$—	$—	$164,658	$—
Candace K. Beinecke	$1,104,584	$793,634	$511,895	$—	$—	$—	$926,607	$—
Jean D. Hamilton	$144,748	$663,663	$276,332	$23,336	$105,228	$155,952	$365,949	$—
William M. Kelly	$298,548	$—	$308,635	$—	$—	$—	$377,587	$—
Paul J. Lawler	$496,699	$155,135	$194,147	$51,636	$39,187	$12,956	$199,927	$—

*  The Fund was not open to the public, including the Trustees, as of the date of this table.

Ownership of Fund Shares by the Trustees

The following table sets forth information as of December 31, 2014 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. ("Fund complex" has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	A	D	A	E
Candace K. Beinecke*	E	A	E	A	A	A	E	A	E
Jean Hamilton	E	D	A	A	A	A	A	A	E
James E. Jordan	E	A	A	D	A	A	E	A	E
William M. Kelly	D	A	D	A	D	E	E	A	E
Paul J. Lawler	E	E	E	D	D	C	E	A	E

*  These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

**  The Fund was not open to the public, including the Trustees, as of the date of this table.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	E	A	E
Jean-Marie Eveillard	E	E	E	E	A	A	A	A	E

**  The Fund was not open to the public, including the Trustees, as of the date of this table.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

First Eagle Absolute Return Fund

1345 Avenue of the Americas

New York New York 10105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER [date], 2015

The undersigned, revoking prior proxies, hereby appoints Sheelyn M. Michael as attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote all shares of First Eagle Funds (“Funds”) held in the name of the undersigned on the record date at the Special Meeting of the Funds to be held at [    ], at 9:30 a.m. Eastern Time, or at any adjournment thereof, on the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Funds’ Board of Trustees, and the Proposals, (set forth on the reverse side of this proxy card), has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

Note: Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

 FOLD HERE - DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE PROPOSALS WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-XXX-XXX-XXXX and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com.  Please have your Control Number available at the time you plan to login.

TAGID: “TAG ID”	CUSIP: “CUSIP”

FIRST EAGLE FUNDS

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

First Eagle Absolute Return Fund

1345 Avenue of the Americas

New York New York 10105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER [date], 2015

THE FIRST EAGLE FUNDS’ BOARD OF TRUSTEES BELIEVES THAT THE PROPOSALS LISTED BELOW ARE IN THE BEST INTERESTS OF FIRST EAGLE FUNDS AND THEIR SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF ALL THREE PROPOSALS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL 1:

1.  To approve the new advisory agreements with FEIM.

FIRST EAGLE GLOBAL FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE OVERSEAS FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE U.S. VALUE FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE GOLD FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE GLOBAL INCOME BUILDER FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE HIGH YIELD FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE FUND OF AMERICA

FOR	AGAINST	ABSTAIN

☐	☐	☐

FIRST EAGLE ABSOLUTE RETURN FUND

FOR	AGAINST	ABSTAIN

☐	☐	☐

PROPOSAL 2:

1.  To approve a new subadvisory agreement between First Eagle Fund of America and Iridian.

FIRST EAGLE FUND OF AMERICA

FOR	AGAINST	ABSTAIN

☐	☐	☐

PROPOSAL 3:

1.  To vote for the election of Lisa Anderson to the Board of Trustees of the Trust.

FOR	AGAINST	ABSTAIN

☐	☐	☐

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

YOU CAN VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.

“Scanner Bar Code”

TAG ID:	CUSIPS: 32008F-838, 853, 846